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                                                                  (Conformed)


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of The Securities Act of 1934


Date of Report (Date of earliest event reported):            January 10, 1997


                               ICHOR CORPORATION
                        (Formerly PDG Remediation, Inc.)
             (Exact name of registrant as specified in its charter)


            Delaware             33-82092                  25-1741849
            --------             --------                  ----------
        (State or other         (Commission             (I.R.S. Employer
        jurisdiction of         File Number)           Identification No.)
         incorporation)


  300 Oxford Drive, Monroeville, Pennsylvania                     15146
  (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (412) 856-6100


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


Effective January 10, 1997, a decision was made by the registrant to dismiss the registrant's independent accountants, Ernst & Young LLP (Ernst & Young). The decision to change accountants was approved by the board of directors of the registrant.

The accountant's reports on the registrants financial statements issued by Ernst & Young for the years ended January 31, 1996 and January 31, 1995 contained an unqualified opinion. There were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the fiscal years ended January 31, 1996 and 1995, or any subsequent interim period.

Effective January 13, 1997, the registrant engaged Peterson Sullivan P.L.L.C., whose offices are located in Seattle, Washington, as its principal accountant to audit the registrant's financial statements.

ITEM 5. OTHER INFORMATION

Effective January 10, 1997, the registrant's Board of Directors elected Michael Smith as President, Chief Financial Officer and Treasurer.


                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ICHOR CORPORATION


Date: January 17, 1997                          By /s/ ROY ZANATTA
                                                   -------------------------
                                                       Roy Zanatta
                                                       Secretary


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